CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Richard J. Adler, Chief Executive Officer of EII Realty Securities Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 23, 2004             /s/ Richard J. Adler
     --------------------            -------------------------------------------
                                     Richard J. Adler, Chief Executive Officer
                                     (principal executive officer)


I, Michael J. Meagher, Chief Financial Officer of EII Realty Securities Trust (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  February 23, 2004             /s/ Michael J. Meagher
     --------------------            -------------------------------------------
                                     Michael J. Meagher, Chief Financial Officer
                                     (principal financial officer)